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                                                                    EXHIBIT 10.2

                           AMERICAN HOMEPATIENT, INC.
                                1995 NONQUALIFIED
                              STOCK OPTION PLAN FOR
                                    DIRECTORS

      1. The Purpose of the Plan. This Plan is intended to provide an opportunity for individuals serving as directors of the Corporation to acquire shares of the Corporation's Common Stock, providing an equity interest in the Corporation and additional compensation based on appreciation of the value of such stock. The Plan provides for the grant of stock options which are not incentive stock options as defined in Section 422 of the Code as an incentive to service or continued service to the Corporation in order to aid the Corporation in obtaining and retaining directors of outstanding ability.

      2. Definitions. For purposes of this Plan, the following terms will be defined as indicated:

            (a) "Board" means the Board of Directors of the Corporation or such committee as it may constitute in accordance with Rule 16b-3.

            (b) "Cause" means habitual drug use or drunkenness, embezzlement of Corporation funds, conduct which is injurious to the Corporation, or conviction of a felony, all as determined in good faith by the Board

            (c)   "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Common Stock" means the common stock of the Corporation, $.01 par value.

            (e) "Corporation" means American HomePatient, Inc., a Delaware corporation.

            (f) "Disinterested" has the meaning prescribed by Rule 16b-3 from time to time.

            (g) "ERISA" means the Employees Retirement Income Security Act, as amended from time to time, or any successor statute.

            (h) "Fair Market Value" means the closing price of the Common Stock, as reported by the Nasdaq Stock Market or by any national securities exchange upon which the Common Stock is traded. In the event the Common Stock is not listed on an exchange or traded in

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the over-the-counter market, then the Board will determine Fair Market Value, which determination will be made in good faith and will be binding.

            (i) "Option" means a non-qualified option granted pursuant to the Plan.

            (j) "Plan" means the Corporation's 1995 nonqualified stock option plan for directors described herein.

            (k) "Rule 16b-3" means Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended, as the rule may be amended from time to time, or any successor rule or other comparable regulatory requirements.

            (l) "Subsidiary" means any person or entity which is controlled by the Corporation.

      3. Stock Subject to the Plan. There will be reserved for issuance upon the exercise of Options 200,000 shares of Common Stock, which will be authorized and unissued Common Stock. If an Option expires or terminates for any reason without being exercised in full, the shares subject thereto which have not been purchased will again be available for purposes of the Plan. The number of shares as to which Options may be granted under the Plan will be proportionately adjusted, to the nearest whole share, in the event of any stock dividend, stock split, share combination or similar recapitalization involving the Common Stock, any merger, consolidation or reorganization, or any spin-off, spin-out or other significant distribution of assets of stockholders for which the Corporation receives no consideration. In the event that there is an insufficient number of authorized shares of Common Stock available to allow exercise of the Options on the date of any grant hereunder, such Options will not be exercisable until there are sufficient shares of Common Stock authorized for issuance.

      4. Option Agreement. Each grant of an Option will be evidenced by an Option agreement, executed by the holder of the Option and the Corporation, which Option Agreement will (i) comply with and include expressly or by reference the terms and conditions set forth in this Plan, and (ii) may include other provisions not inconsistent with the provisions of this Plan, including provisions granting the holder the right to receive property at the time of exercise of the Option (provided that Section 83 of the Code applies to any such property other than cash). The granting of any Option under the Plan will not be deemed either to entitle the holder of the Option to, or to disqualify such holder from, participation in any other grant of Options under the Plan.

      5. Eligibility. Subject to the other terms of this Plan, Options may be granted to directors of the Corporation, whether or not they receive other remuneration from the Corporation or its subsidiaries as executive officers, as consultants, or in any other capacity.

      6. Terms and Conditions of Options. All Options will be granted as provided below and will be subject to the following terms and conditions:

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            (a)   Grant of Options. An Option to acquire 5,000 shares will be granted to each director of the Corporation upon the date of his or her initial election to the Board. Additionally, each individual serving on the Board on the last day of the Corporation's fiscal year who has served on the Board for at least six (6) months during such fiscal year will be granted an Option to acquire 2,000 shares on the last day of such calendar year.

      If the Corporation's fiscal year is changed, individuals will be eligible to receive an annual Option to acquire 2,000 shares for the Corporation's interim fiscal period, so long as such interim period is at least six (6) months long and the individual satisfies the service requirements set forth immediately above.

            (b) Option Price. Except in the case of Substitute Options, the Option price per share will be equal to the Fair Market Value of the Common Stock on the trading day next preceding the date the Option is granted.

            (c) Option Term. No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted.

            (d) Payment and Withholding. Payment for all shares purchased pursuant to exercise of an Option will be made in cash, by delivery of unrestricted shares of Common Stock at Fair Market Value on the date of exercise, or a combination thereof. The payment will be made at the time the Option or any part thereof is exercised, and no shares will be issued until full payment therefor has been made. Payment in currency or by check, bank draft, cashier's check or postal money order will be considered payment in cash. In addition to the Option price, the Corporation will have the right, if applicable, to require the holder of an Option to remit to the Corporation an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for shares issuable upon exercise of the Option.

            (e) Conditions to Exercise of an Option. No Option may be exercised to any extent until the holder will have served as a director of the Corporation continuously for at least three (3) months from the date of grant. Except as provided in subparagraph (g) below, an Option may not be exercised by the holder unless he is then, and continuously after the grant of the Option has been, a director of the Corporation. No Option may be exercised by a holder with respect to fractional shares.

            (f) Nontransferability of Options. An Option will not be transferable or assignable except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder, and an Option will be exercisable, during the holder's lifetime, only by him. Notwithstanding the limitations of this subparagraph (g), the Board may, in its sole discretion, allow transfer of an Option to an immediate member of the Option holder's family or to a family partnership or trust.

            (g) Termination of Service as Director or Death. In the event that a holder ceases to serve as a director of the Corporation for any reason other than his death, disability or termination

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for Cause, such holder will have the right to exercise the Option under the Plan at any time within three (3) months after his termination of service to the extent his right to exercise the Option has accrued pursuant to the grant and had not previously been exercised at the date of termination. In the event of termination of service of the holder by reason of disability, the holder may not exercise an Option later than twelve (12) months after the date of such termination. If the holder of an Option dies while he is serving as a director of the Corporation, his Option may be exercised (to the extent that the holder will have been entitled to do so at the date of his death) by a legatee or legatees of the holder under his last will, or by his personal representatives or distributee, at any time during the twelve (12) month period following his death. In the event of termination of service of the holder for Cause, any and all Options of the holder shall automatically expire upon such termination. Notwithstanding anything in this subparagraph (g), no Option may be exercised more than ten (10) years after the date on which such Option was granted. For purposes of this subparagraph (g), service as a director of a holder will not be deemed terminated so long as the holder is a director of the Corporation or another entity which has assumed this Option in a transaction to which Section 424(a) of the Code is applicable.

            (h) Changes in Capitalization; Merger; Liquidation. The number of shares of Common Stock covered by each outstanding Option will be proportionately adjusted, to the nearest whole share (i) for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation, or
(ii) for any spin-off or spin-out of assets to the Corporation's stockholders or any other significant distribution of assets by the Corporation to its stockholders without receipt of consideration by the Corporation. Any such adjustment to an outstanding Option will be made without changing the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. If the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation will cause each outstanding Option to terminate, except for Options as to which another entity assumes or substitutes another option in a transaction to which Section 424(a) of the Code is applicable; provided, however, that, as to any Options which so terminate, each holder will have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his Option in whole or in part, including with respect to shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time, without regard to any provisions deferring exercise contained herein. Except as expressly provided in this subparagraph (h), the holder of an Option will have no rights by reason of any subdivision or combination of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any spin-off, spin-out or comparable distribution of assets to the Corporation's stockholders, or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Corporation's stockholders of assets or securities of another entity; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class,

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will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to the Option. The existence of the Plan and the Options granted pursuant to the Plan will not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of the Corporation's business or assets, or any other corporate act or proceeding.

            (i) Each Option will be subject to the requirement that if at any time the Board determines that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Option or the issue or purchase of Common Stock thereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Board. The holder of the Option will supply the Corporation with such certificates, representations, opinions of counsel and information as the Corporation may request, including, without limitation, an investment letter certifying that all shares being purchased under an Option are being acquired for investment and not for the purpose of resale or distribution, and will otherwise cooperate with the Corporation in obtaining such listing, registration, qualification, consent or approval.

            (j) Notwithstanding any other plan provision, no Option granted pursuant to the Plan will terminate when a director is on military, maternity, sick leave or other bona fide leave of absence so long as his service as a director is continuing pursuant to statute or contract.

      7. Termination and Amendment of the Plan. The Plan shall terminate at midnight on April ____, 2005, ten (10) years after the date of its initial adoption by the Board. No Option will be granted under the Plan after that date, but Options granted before termination of the Plan will remain exercisable thereafter until they expire or lapse according to their terms. The Plan may be terminated, modified or amended by the Corporation's stockholders or Board, so long as such modification or amendment does not result in the Plan no longer being in compliance with Rule 16b-3. Those provisions set forth in paragraph 6 of the Plan, as well as any Plan amendments providing for formula or like grants of Options, shall not be amended more than once every six (6) months, other than to comport with changes in the Code, ERISA, or the rules thereunder. The Corporation will use its best efforts to maintain this Plan and to assure that Options are granted and exercised under this Plan in accordance with Rule 16b-3, including, without limitation, the seeking of any appropriate modifications or amendments to this Plan and all requisite approvals and consents of the same.

      8. Holding Period. The grant of an Option under the Plan will be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, so long as at least six (6) months elapse

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from the date of grant of the Option until the date of its disposition (other than upon exercise or conversion) or the disposition of the underlying Common Stock.

      9. No Rights as Stockholder. A holder of an Option will have no rights as a stockholder with respect to any Common Stock covered by his Option until the date of issuance of a stock certificate to him by the Corporation following exercise, in whole or in part, of the Option.

      10. Indemnification of Board. In addition to other rights of indemnification as they may have as members of the Board, each member of the Board will be indemnified by the Corporation against all costs and expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted thereunder, and against all amounts paid by him in settlement thereof (provided the settlement is approved by legal counsel selected by the Corporation) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of a breach of the duty of loyalty or acts or omissions either not in good faith or which involve intentional misconduct or a knowing violation of law. Upon the institution of any such action, suit or proceeding, each Board member affected will notify the Corporation in writing of the same, giving the Corporation an opportunity, at its own expense, to defend the same before the member undertakes to defend it on his own behalf.

      11. Stockholder Approval. This Plan, as amended, is subject to the approval of the holders of a majority of the outstanding shares of Common Stock of the Corporation, which approval was obtained on May 17, 1995.

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